UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026
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Medline Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-43022 (Commission File Number)	33-1845288 (IRS Employer Identification Number)
3 Lakes Drive Northfield, IL 60093
(Address of principal executive offices, including zip code)
(847) 949-5500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	MDLN	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Medline Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing the 12 director nominees named in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2026; (ii) approving, on an advisory basis, the Company’s executive compensation; (iii) approving the frequency of holding advisory votes to approve the Company’s executive compensation; and (iv) ratifying the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026.

Stockholders were entitled to one vote per share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) held and one vote per share of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock”) held on the matters presented at the Annual Meeting. The Class A Common Stock and Class B Common Stock voted as a single class on all matters presented at the Annual Meeting. The final results of the stockholder vote are set forth below.

Item 1. Election of Directors. Stockholders elected each of the 12 nominees to serve as a director of the Company for a one-year term expiring at the Company’s 2027 Annual Meeting of Stockholders as follows:

Director	Shares For	Shares Withheld	Broker Non-Votes
Charles N. Mills	1,190,578,539	4,959,993	15,907,427
Joseph P. Baratta	1,187,349,612	8,188,920	15,907,427
Jacob D. Best	1,184,283,692	11,254,840	15,907,427
Todd M. Bluedorn	1,191,284,106	4,254,426	15,907,427
James M. Boyle	1,191,290,295	4,248,237	15,907,427
Richard A. Galanti	1,187,400,373	8,138,159	15,907,427
Patrick J. Healy	1,191,257,516	4,281,016	15,907,427
Andrew J. Mills	1,190,955,225	4,583,307	15,907,427
Robert R. Schmidt	1,151,561,782	43,976,750	15,907,427
Anushka M. Sunder	1,188,360,787	7,177,745	15,907,427
Thomas W. Sweet	1,187,354,719	8,183,813	15,907,427
Stephen H. Wise	1,187,346,890	8,191,642	15,907,427

Item 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the Company’s executive compensation as follows:

Shares For	Shares Against	Abstentions	Broker Non-Votes
1,189,280,399	6,203,145	54,988	15,907,427

Item 3. Advisory Vote on the Frequency of Votes on Executive Compensation. Stockholders approved, on an advisory basis, a frequency of one year for future advisory votes on the Company’s executive compensation as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,195,424,539	19,303	61,335	33,355	15,907,427

Item 4. Ratification of the Selection of Ernst & Young LLP as Independent Auditor for Fiscal Year 2026. Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2026 as follows:

Shares For	Shares Against	Abstentions
1,211,242,117	156,205	47,637

The Company has decided, going forward, to hold an advisory stockholder vote on the Company’s executive compensation every year, consistent with the recommendation of the Board of Directors of the Company to stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 12, 2026

MEDLINE INC.

By:	/s/ Alex M. Liberman
Name: Alex M. Liberman
Title: Chief Legal Officer